UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

IMPACT BIOMEDICAL INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42212	85-3926944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Broadfield Blvd., Suite 130, Houston, TX	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 415-6576

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBO	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Merger and Share Exchange Agreement

As previously disclosed, Impact BioMedical Inc., a Nevada corporation (the “Company” or “Impact”), is party to that certain Merger and Share Exchange Agreement, dated June 21, 2025 (the “Original Merger and Share Exchange Agreement”), by and among Dr Ashleys Limited, a Cayman Islands exempted company limited by shares (“PubCo”), Impact, Dr Ashleys Nevada Sub, Inc., a Nevada corporation and wholly owned subsidiary of PubCo (“Merger Sub”), Dr Ashleys Bio Labs Limited, a Cayman Islands exempted company limited by shares (“Dr Ashleys”), and Kanans Visvanats (a.k.a. Kannan Vishwanatth), solely in his capacity as the sole shareholder of Dr Ashleys (the “Dr Ashleys Shareholder”).

On February 27, 2026, the parties entered into Amendment No. 1 to the Merger and Share Exchange Agreement (the “Amendment to the Original Merger and Share Exchange Agreement” and, together with the Original Merger and Share Exchange Agreement, the “Merger and Share Exchange Agreement”). The Amendment to the Original Merger and Share Exchange Agreement provides that in addition to issuing 22,000 PubCo ordinary shares to Frank D. Heuszel, the Chief Executive Officer of Impact (the “Impact Compensation Shares”) as set forth in the Original Merger and Share Exchange Agreement, subject to DSS, Inc.’s full performance of the obligations set forth in the Transition Arrangement Agreement (as amended), PubCo shall issue 53,000 PubCo ordinary shares (the “DSS Shares First Batch”) and 75,000 PubCo ordinary shares (the “DSS Shares Second Batch”) to DSS, Inc. at the Closing. The Amendment clarifies that the Impact Compensation Shares and the DSS Shares will be deducted from the Company Share Consideration to be issued to the Dr Ashleys Shareholder at Closing. Accordingly, the definition of “Company Share Consideration” was amended to provide that PubCo shall issue 169,560,000 PubCo ordinary shares, representing 94.20% of the total issued and outstanding PubCo ordinary shares at the Closing, without giving effect to any Compensation Shares, DSS Shares First Batch or DSS Shares Second Batch to be issued in accordance with Section 3.2(d) of the Merger and Share Exchange Agreement.

The Amendment also revises certain termination provisions by extending the End Date from March 31, 2026 to July 1, 2026, which may be extended with the mutual written consent of Impact, PubCo, Dr Ashleys Shareholder and the Company (as further defined in the Amendment to the Original Merger and Share Exchange Agreement) and adds a provision requiring Impact to seek board approval to enter into certain loan agreements upon request prior to the Effective Time.

The foregoing description of the Amendment to the Original Merger and Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description of the Amendment to the Original Merger and Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Voting and Support Agreement

On February 27, 2026, the parties to that certain voting and support agreement, dated June 21, 2025 (the “Original Voting and Support Agreement”), entered into Amendment No. 1 to the Impact Stockholder Voting and Support Agreement (the “Amendment to the Original Voting and Support Agreement” and, together with the Original Voting and Support Agreement, the “Voting and Support Agreement”). Pursuant to the Amendment to the Original Voting and Support Agreement, the supporting stockholders’ aggregate ownership was updated to reflect that such stockholders collectively hold 92,980,843 shares of Impact common stock on an as-converted basis, representing approximately 88.87% of Impact’s shares on a fully diluted basis, and Schedule I was amended to reflect the updated share ownership of DSS, Inc. and DSS BioHealth Security, Inc.

The foregoing description of the Amendment to the Original Voting and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Transition Arrangement Agreement

Also on February 27, 2026, the parties entered into Amendment No. 1 to the Transition Arrangement Agreement (the “Amendment to the Original Transition Arrangement” and, together with the Original Transition Arrangement Agreement, the “Transition Arrangement Agreement”). Pursuant to the Amendment to the Original Transition Arrangement, DSS, Inc. agreed to certain funding and hold harmless obligations in connection with the transactions contemplated by the Merger and Share Exchange Agreement and agreed to support and vote in favor of Impact’s co-signing of one or more loan agreements requested by PubCo, Merger Sub, Dr Ashleys Shareholder or Dr Ashleys, if approved by Impact’s board of directors. In consideration thereof, PubCo agreed to issue to DSS, Inc. the DSS Shares at the Closing, subject to the effectiveness of the registration statement covering such shares.

In consideration of the hold harmless obligations, and as referenced hereinabove, DSS shall be entitled to receive 53,000 PubCo Ordinary Shares (First Batch DSS Shares) to be issued by PubCo as part of the Share Exchange at Closing, which number will be reduced from the Company Share Consideration. Upon issuance, the First Batch DSS Shares shall be fully paid and non-assessable, and subject to the effectiveness of the Registration Statement registering the Company Share Consideration. The First Batch DSS Shares shall be registered and fully tradable by DSS under the Securities Act, subject only to any restrictions imposed by any applicable laws or regulations.

Upon DSS’s full performance of the Funding Obligations, DSS shall be entitled to receive 75,000 PubCo Ordinary Shares (Second Batch DSS Shares) to be issued by PubCo as part of the Share Exchange at Closing, which number will be reduced from the Company Share Consideration. Upon issuance, the Second Batch DSS Shares shall be fully paid and non-assessable, and subject to the effectiveness of the Registration Statement registering the Company Share Consideration. The Second Batch DSS Shares shall also be registered and fully tradable by DSS under the Securities Act, subject only to any restrictions imposed by any applicable laws or regulations.

The foregoing description of the Amendment to the Original Transition Arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to the Merger and Share Exchange Agreement, dated February 27, 2026
10.2	Amendment No. 1 to the Impact Stockholder Voting and Support Agreement, dated February 27, 2026
10.3	Amendment No. 1 to the Transition Arrangement Agreement, dated February 27, 2026
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

IMPACT BIOMEDICAL INC.

Date: March 4, 2026	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer